PAGE 3

ALAN MILLER
GEORGESON & COMPANY, INC.
WALL STREET PLAZA
NEW YORK NY 10005





                       THE SCOTTS COMPANY

                 ANNUAL MEETING OF SHAREHOLDERS

                          APRIL 6, 1995

                            IMPORTANT





DEAR SHAREHOLDER,

THE ANNUAL MEETING OF THE SCOTTS COMPANY WILL BE HELD ON APRIL 6,
1995, ONLY A FEW DAYS AWAY.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT
SHAREHOLDERS VOTE TO APPROVE THE PROPOSED MERGER WITH THE MIRACLE-GRO COMPANIES. SINCE PROPOSAL NO. 2, THE PROPOSAL TO INCREASE
THE AUTHORIZED COMMON AND PREFERRED STOCK, IS A CONDITION
PRECEDENT TO THE MERGER AND REQUIRES THE FAVORABLE VOTE OF TWO-
THIRDS OF ALL OUTSTANDING SHARES, YOUR VOTE IS EXTREMELY
IMPORTANT.

SINCE TIME IS SHORT AND YOUR VOTE IMPORTANT, WE HAVE ESTABLISHED A METHOD TO ENABLE YOU TO VOTE VIA TOLL-FREE PROXYGRAM. TO BE SURE YOUR VOTE IS RECEIVED IN TIME, WE URGE YOU TO VOTE TODAY. PLEASE TAKE A FEW MINUTES OF YOUR TIME TO FOLLOW THE SIMPLE STEPS LISTED BELOW.

THANK YOU FOR YOUR CONSIDERATION.


                  TOLL-FREE PROXYGRAM OPERATORS
               ARE AVAILABLE TO ASSIST YOU NOW!!!

                          INSTRUCTIONS

1.   CALL TOLL-FREE 1-800-437-7699 ANYTIME, DAY OR NIGHT.

2.   TELL THE OPERATOR THAT YOU WISH TO SEND A COLLECT PROXYGRAM
     TO ID NO. 4222, THE SCOTTS COMPANY.

3.   STATE YOUR NAME, ADDRESS AND TELEPHONE NUMBER.

4.   STATE THE BANK OR BROKERAGE FIRM AT WHICH YOUR SHARES ARE
     HELD.

5.   STATE THE CONTROL NUMBER THAT APPEARS BELOW YOUR BANK OR
     BROKERAGE FIRM ON THIS MAILGRAM.

ALAN MILLER
BANK/BROKER:  GEORGESON & COMPANY, INC.
                                        CONTROL NO.:  123456
                                        NO. OF SHARES:  500

IF YOU NEED ASSISTANCE IN VOTING, CALL OUR SOLICITOR, GEORGESON &
COMPANY, INC. AT 1-800-223-2064.

                       THE SCOTTS COMPANY

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 6, 1995

THE UNDERSIGNED HOLDER(S) OF COMMON SHARES OF THE SCOTTS COMPANY (THE "COMPANY") HEREBY APPOINTS PAUL D. YEAGER AND CRAIG D. WALLEY, AND EACH OF THEM, THE PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD AT THE STOUFFER DUBLIN HOTEL, 600 METRO PLACE NORTH, DUBLIN, OHIO, ON THURSDAY, APRIL 6, 1995, AT 10:00 A.M., EASTERN STANDARD TIME, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, AND TO VOTE ALL OF THE COMMON SHARES WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT SUCH ANNUAL MEETING OR AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF:

1. TO APPROVE THE ACQUISITION OF ONE-THIRD OR MORE BUT LESS THAN A MAJORITY OF THE VOTING POWER OF THE COMPANY BY THE SHAREHOLDERS OF STERN'S MIRACLE-GRO PRODUCTS, INC., STERN'S NURSERIES, INC., MIRACLE-GRO LAWN PRODUCTS, INC., AND MIRACLE-GRO PRODUCTS LIMITED

     (   ) FOR           (   ) AGAINST            (   ) ABSTAIN

2.   TO AMEND ARTICLE FOURTH OF THE AMENDED ARTICLES OF
     INCORPORATION OF THE COMPANY

     (   ) FOR           (   ) AGAINST            (   ) ABSTAIN

3.   TO AMEND THE AMENDED ARTICLES OF INCORPORATION OF THE
     COMPANY TO ADD A NEW ARTICLE NINTH

     (   ) FOR           (   ) AGAINST            (   ) ABSTAIN

4.   TO AMEND SUBPARAGRAPHS (A) AND (B) OF SECTION 2.02 OF THE
     CODE OF REGULATIONS OF THE COMPANY

     (   ) FOR           (   ) AGAINST            (   ) ABSTAIN

5.   TO AMEND SUBPARAGRAPH (C) OF SECTION 2.02 OF THE CODE OF
     REGULATIONS OF THE COMPANY

     (   ) FOR           (   ) AGAINST            (   ) ABSTAIN

6.   TO AMEND SECTION 6.01 OF THE CODE OF REGULATIONS OF THE
     COMPANY

     (   ) FOR           (   ) AGAINST            (   ) ABSTAIN

7. TO ELECT THREE DIRECTORS FOR TERMS OF ONE YEAR, TO ELECT THREE DIRECTORS FOR TERMS OF TWO YEARS AND TO ELECT THREE DIRECTORS FOR TERMS OF THREE YEARS (OR, IF PROPOSAL NO. 4 IS NOT ADOPTED, TO ELECT NINE DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS).

     FOR TERMS OF ONE YEAR:
        THEODORE J. HOST, KAREN GORDON MILLS, TADD C. SEITZ

     (   ) VOTE FOR ALL NOMINEES   (   ) VOTE FOR ALL NOMINEES
     EXCEPT

     FOR TERMS OF TWO YEARS:
        JAMES B. BEARD, JOHN M. SULLIVAN, L. JACK VAN FOSSEN

     (   ) VOTE FOR ALL NOMINEES   (   ) VOTE FOR ALL NOMINEES
     EXCEPT

     FOR TERMS OF THREE YEARS:
        JOHN S. CHAMBERLIN, JOSEPH P. FLANNERY, DONALD A. SHERMAN

     (   ) VOTE FOR ALL NOMINEES   (   ) VOTE FOR ALL NOMINEES
     EXCEPT

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
OTHER MATTERS (NONE KNOWN AT THE TIME OF SOLICITATION OF THIS
PROXY) AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY
ADJOURNMENT OR ADJOURNMENTS THEREOF.

WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" PROPOSAL NOS. 1-6 AND "FOR" THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 7 AS DIRECTORS OF THE COMPANY.
IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS, DATED MARCH 16, 1995, THE PROXY STATEMENT/PROSPECTUS FURNISHED THEREWITH, AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1994. ANY PROXY HERETOFORE GIVEN TO VOTE THE COMMON SHARES WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS IS HEREBY REVOKED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE SCOTTS COMPANY.
04/04/95